Intangible Assets, Net	12 Months Ended
Mar. 31, 2026
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 8 — INTANGIBLE ASSETS, NET

Intangible assets, net consist of the following:

	March 31, 2026	March 31, 2025
Patent	$58,893	$47,390
Copyright and trademark	7,529	6,992
At cost:	66,422	54,382
Less: Accumulated amortization	(20,312)	(12,061)
Total	$46,110	$42,321

Amortization expenses for the years ended March 31, 2026, 2025 and 2024 were $7,405, $4,024 and $2,755, respectively.